UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

PALATIN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carnegie Center Drive, Suite 304 Princeton, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 28, 2026, Palatin Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the following: (1) election of directors (“Item 1”), (2) ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 (“Item 2”), (3) approval of an amendment to the Company’s 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 260,000 shares (“Item 3”), and (4) advisory approval of the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2025 (“Item 4”).

As of June 22, 2026 (the “Record Date”), the total number of votes entitled to be cast at the Annual Meeting was 1,842,625, consisting of (i) 1,779,275 shares of Common Stock or equivalents thereof, each share entitled to one vote, (ii) 4,030 shares of Series A Preferred Stock, each share entitled to approximately 0.38 votes, representing an aggregate of 1,534 votes, and (iii) 3,400 shares of Series D Preferred Stock, each share entitled to approximately 18.18 votes per share, representing an aggregate of 61,816 votes. At the Annual Meeting, the total number of votes present in person or by proxy was 1,000,506, comprising 54.3% of the votes entitled to be cast at the Annual Meeting.

Item 1.	Election of Directors. The stockholders elected the following four directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominees	FOR	WITHHELD	BROKER NON-VOTES
Carl Spana, Ph.D.	349,772	331,047	319,687
John K. A. Prendergast, Ph.D.	337,172	343,647	319,687
Alan W. Dunton, M.D.	649,781	31,038	319,687
Arlene M. Morris	654,056	26,763	319,687

Item 2.	To ratify the appointment of KPMG LLP as Palatin’s independent registered public accounting firm for the fiscal year ending June 30, 2026. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

982,584	15,833	2,089	—

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Item 3.	To approve an amendment to our 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 260,000 shares and make other amendments. The stockholders approved the amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares available for equity awards by 260,000 shares, and make other amendments, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

650,452	28,736	1,630	319,687

Item 4.	To approve, on an advisory, non-binding basis, the compensation of our named executive officers for the fiscal year ended June 30, 2025. The stockholders voted to advise the Company that they approve the compensation of the Company’s named executive officers, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

649,559	28,732	2,527	319,687

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 03, 2026	PALATIN TECHNOLOGIES, INC.

/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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